UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2005 (October 20, 2005)

Trimble Navigation Limited
(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

0-18645
(Commission File Number)

94-2802192
(IRS Employer I.D. No.)

749 N. Mary Ave. Sunnyvale, CA
(Address of principal executive offices)

94085
(Zip Code)

Registrant’s telephone number, including area code: (408) 481-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 20, 2005, the Company announced its financial results for the quarter ended September 30, 2005.  A copy of the press release dated October 20, 2005 relating to this announcement is furnished as Exhibit 99.1.

99.1 Text of Company Press Release dated October 20, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMBLE NAVIGATION LIMITED
a California corporation
Dated: October 20, 2005
/s/ Irwin Kwatek

Irwin Kwatek
Vice President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of Company Press Release dated October 20, 2005